UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 5, 2017

DAVITA INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14106	No. 51-0354549
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 16th Street

Denver, CO 80202

(Address of principal executive offices including Zip Code)

(303) 405-2100

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 5, 2017, DaVita Inc., a Delaware corporation (“DaVita”), Collaborative Care Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of Optum, Inc. (“Buyer”), and solely with respect to Section 9.3 and Section 9.18 thereto, UnitedHealth Group Incorporated, a Delaware corporation, entered into an Equity Purchase Agreement (the “Purchase Agreement”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Buyer has agreed to acquire from DaVita all of the issued and outstanding equity interests of DaVita Medical Holdings, LLC (“DMH”), which together with its direct and indirect subsidiaries and certain affiliates constitutes the DaVita Medical Group (“DMG”) division of DaVita (the “Transaction”).

The purchase price to be paid to DaVita in connection with the Transaction is $4,900,000,000 in cash (the “Purchase Price”), subject to customary adjustments as set forth in the Purchase Agreement.

The Purchase Agreement contains, among other things, (i) customary representations and warranties of DaVita and Buyer, (ii) covenants of DaVita and Buyer to use reasonable best efforts to obtain all necessary regulatory approvals, (iii) covenants of DaVita to conduct its business in the ordinary course and use commercially reasonable efforts to preserve intact in all material respects its business organization and operations and (iv) certain indemnification obligations of DaVita and Buyer. DaVita has also agreed not to (a) initiate, solicit, or encourage any proposal or any inquiry that may reasonably be expected to lead to any proposal concerning the sale of the DMG business (or any component part thereof) or any transaction the consummation of which would be inconsistent with or interfere with or prevent or materially delay, in any way whatsoever, the consummation of the transactions contemplated by the Purchase Agreement (a “Competing Transaction”) or (b) hold any discussions or enter into any contracts or other arrangements with, or provide any information or respond to, any third party concerning a proposed Competing Transaction or cooperate in any way with, agree to, assist or participate in, solicit, consider, entertain, facilitate, or encourage any effort or attempt by any third party to do or seek any of the foregoing. Additionally, the Purchase Agreement contains a (1) non-competition provision that prohibits, subject to certain exceptions and limitations set forth in the Purchase Agreement, DaVita and its subsidiaries, following the Closing, from engaging, directly or indirectly, in a business that competes with the DMG business anywhere in the United States for a period of three years following the Closing and (2) non-solicitation provision that prohibits, subject to certain exceptions set forth in the Purchase Agreement, DaVita from inducing or soliciting certain employees to leave the service or employment of Buyer and its affiliates or hiring certain employees as an employee or consultant for two years following the Closing.

Buyer expects to finance the Purchase Price with cash on hand and the Purchase Agreement does not include any financing contingency.

The completion of the Transaction is subject to various customary conditions, including, among others, (i) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (ii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by DaVita and Buyer, respectively, in the Purchase Agreement, (iii) compliance by DaVita and Buyer in all material respects with their respective covenants under the Purchase Agreement, and (iv) the absence of any material adverse effect with respect to the DMG business, taken as a whole.

The Purchase Agreement contains certain termination rights for each of DaVita and Buyer. The Purchase Agreement may be terminated by either DaVita or Buyer if, among other things, (i) the Closing has not occurred by June 4, 2018 (subject to two three-month extensions that can be exercised unilaterally), (ii) a final, nonappealable governmental order enjoining or otherwise prohibiting the Transaction is issued, or (iii) both parties consent.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The Purchase Agreement has been included to provide stockholders with information regarding its terms. It is not intended to provide any other information about DaVita or Buyer or their respective subsidiaries and affiliates. The Purchase Agreement contains representations and warranties by each of DaVita and Buyer. These representations and warranties were made solely for the benefit of the other parties to the Purchase Agreement and (i) may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts, (ii) may have been qualified in the Purchase Agreement by confidential disclosure schedules that were delivered to the other parties in connection with the signing of the Purchase Agreement, which disclosure schedules may contain information that modifies, qualifies, and creates exceptions to the representations, warranties, and covenants set forth in the Purchase Agreement, (iii) may be subject to a contractual standard of materiality applicable to the parties that differs from what a stockholder may view as material and (iv) may have been made only as of the date of the Purchase Agreement or as of another date or dates as may be specified in the Purchase Agreement, and information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in DaVita’s public disclosures, if at all. Accordingly, stockholders should not rely upon representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of DaVita or Buyer or their respective subsidiaries and affiliates.

Item 8.01. Other Events.

The Transaction is expected to close in 2018, subject to receipt of required regulatory approvals and other customary closing conditions described in the Purchase Agreement. DaVita plans to use the proceeds from the Transaction for significant stock repurchases over the one to two years following the closing of the Transaction, as well as to repay debt and for general corporate purposes. Goldman Sachs & Co. LLC served as financial advisor to DaVita, and Latham & Watkins LLP served as legal advisors to DaVita in connection with the transaction.

Forward Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. DaVita intends these forward-looking statements to be covered by the safe harbor provisions for such statements. All statements that do not concern historical facts are forward-looking statements and include, among other things, statements about our expectations, beliefs, intentions and/or strategies for the future, including statements about the expected use of proceeds from the Transaction, the anticipated timing of the closing of the Transaction and Buyer’s financing of the Purchase Price. These statements can sometimes be identified by the use of forward-looking words such as “may,” “believe,” “will,” “should,” “could,” “would,” “expect,” “project,” “estimate,” “anticipate,” “plan,” “continue,” “seek,” “forecast,” or “intend” or other similar words or expressions of the negative thereof. These statements involve substantial known and unknown risks and uncertainties that could cause DaVita’s actual plans and results to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to the risks and uncertainties associated with the timing, conditions and receipt of regulatory approvals and satisfaction of other closing conditions; potential disruption in connection with the Transaction making it more difficult to maintain business and operational relationships; our ability to complete dispositions that we announce; uncertainties related to our use of the proceeds from the Transaction, including our ability to repurchase stock; and the risk factors set forth in DaVita’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Quarterly Report filed on Form 10-Q for the quarter ended September 30, 2017, and subsequent reports filed with the SEC. These forward-looking statements should be considered in light of these risks and uncertainties. DaVita bases its forward-looking statements on information currently available to it at the time of this report and undertakes no obligation to update or revise any forward-looking statements, whether as a result of changes in underlying circumstances, new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Equity Purchase Agreement, dated as of December 5, 2017, by and among DaVita Inc., Collaborative Care Holdings, LLC, and solely with respect to Section 9.3 and Section 9.18 thereto, UnitedHealth Group Incorporated

* The schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. DaVita agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the SEC upon request.

EXHIBIT INDEX

Exhibit Number	Description

10.1	Equity Purchase Agreement, dated as of December 5, 2017, by and among DaVita Inc., Collaborative Care Holdings, LLC, and solely with respect to Section 9.3 and Section 9.18 thereto, UnitedHealth Group Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVITA INC.

By:	/s/ Kathleen A. Waters
Name:	Kathleen A. Waters
Title:	Chief Legal Officer

Date: December 5, 2017